NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.  THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SECURED CONVERTIBLE PROMISSORY NOTE

$4,000,000
 December 8, 2006
Chicago, Illinois

1.           Agreement to Pay.  FOR VALUE RECEIVED, MEDIRECT LATINO INC. a Florida corporation ("Borrower") hereby promises to pay to the order of GRANITE CREEK FLEXCAP I, L.P., a Delaware limited partnership, its successors and assigns ("Lender"), the principal sum of Four Million Dollars ($4,000,000) (the "Loan"), or so much thereof that may be advanced pursuant to that certain Loan and Security Agreement dated as of December 8, 2006 ("Loan Agreement") by and among Borrower, Agent and Lenders (as each is defined in the Loan Agreement), at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below, and any and all other amounts which may be due and payable hereunder from time to time.

2.           Interest Rate.

2.1           Interest Prior to Default.  Unless an event of default shall have occurred, interest shall accrue on the outstanding principal balance of this Note from the date hereof through June 8, 2010 ("Maturity Date"), at an annual rate equal to the twelve percent (12.00%) (the "Interest Rate").

2.2           Interest After Default.  From and after the Maturity Date or upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the balance of principal remaining unpaid during any such period at an annual rate ("Default Rate") equal to eighteen percent (18%); provided, however, in no event shall the Default Rate exceed the maximum rate permitted by law.  The interest accruing under this paragraph shall be immediately due and payable by Borrower to the holder of this Note upon demand and shall be additional indebtedness evidenced by this Note.

2.3           Interest Calculation.  Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due.

2.4           Regulatory Limitations on Payment of Interest.  In no event shall Lender be entitled to interest exceeding the maximum rate permitted by law or under the applicable regulations promulgated by the United States Small Business Administration (the "SBA").  If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note, the Loan Agreement or any other transaction document contemplated in connection with the Loan is determined by the SBA to exceed the amount permitted under applicable regulations promulgated by the SBA, then in such event:  (i) the provisions of this paragraph shall govern and control; (ii) Borrower shall not be obligated to pay the amount of such interest or other payment or consideration to the extent that it is in excess of the maximum amount permitted by law, and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Lender, be subtracted from the then unpaid principal amount hereof or refunded to Borrower.

3.           Payment Terms.

3.1           Principal and Interest.  Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof or converted into the Borrower's shares pursuant to Section 6 hereof, shall be made as follows:

(a)                      Interest accruing on the principal balance of this Note from time to time shall be due and payable monthly, in advance, commencing on December 15, 2006 and on the fifteenth day of each calendar month thereafter and on the Maturity Date.

(b)           The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any other Transaction Documents, shall be due and payable in full on the Maturity Date.

3.2           Application of Payments.  All payments and prepayments on account of the indebtedness evidenced by this Note shall be applied in accordance with the terms and provisions of the Loan Agreement.

3.3           Method of Payments.  All payments of principal and interest hereunder shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made to the Lender's Payment Account or such other place as the Lender shall from time to time identify in writing, and in the absence of such appointment, then at the offices of Lender at 222 West Adams, Suite 1980, Chicago, Illinois 60606.  Payment made by check shall be deemed paid on the date such check is delivered to the Lender's Payment Account or the Lender receives such check; provided, however, that if such check is subsequently returned unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected.

3.4            Prepayment.  Except for conversions pursuant to Section 6 hereof, this Note may be prepaid, in whole only, without penalty or premium, at any time and from time to time; provided, however that any prepayment of all of the principal balance of the Loan shall include accrued interest on the Loan to the date of prepayment and payment in full of all other Obligations then due and payable.

4.           Security.  This Note is secured by the Collateral. Reference is hereby made to the Loan Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

5.           Events of Default. The occurrence of an Event of Default under the Loan Agreement shall constitute an "Event of Default" under this Note.

6.           Conversion.  The Lender shall have the right to convert, subject to the terms, conditions and provisions of this Note, the outstanding principal and interest due under this Note as of the date of the Conversion Notice (defined below), into shares of Common Stock of the Borrower upon five (5) days written notice (hereinafter referred to as "Conversion Notice").  In the event the principal and interest due under this Note from time to time, or any portion thereof, is to be converted, the Lender shall surrender this Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Lender elects to convert this Note into shares of Common Stock in accordance with the provisions of this Note, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under this Note shall be calculated as follows:  the Conversion Amount shall be multiplied by (i) subject to the following paragraph, .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share and (iii) .2857 and that amount shall be converted into shares at $2.50 per share.; provided, however, that if a Conversion Price Adjustment Event has occurred, then the Conversion Price of the .4286 traunch shall thereafter be $1.00 per share.

A "Conversion Price Adjustment Event" shall mean the failure on the part of the Borrower, (i) within six (6) months of the date hereof, to identify and hire either a Chief Executive Officer or a Chief Financial Officer on terms acceptable to both the Borrower and at least the Required Lenders or (ii) the failure of the Borrower, within six (6) months of the first date of employment of the first to be hired of a Chief Executive Officer or a Chief Financial Officer, to identify and hire on terms acceptable to the Borrower and at least the Required Lenders a person to fill the position of Chief Executive Officer or Chief Financial Officer, whichever was not previously filled.

The Lender shall make such representations and warranties as are required in connection with any Conversion as are set forth in the Investor Rights Agreement.

7.           Remedies.  At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default.  Failure to exercise this option shall not constitute a waiver of the right to exercise such rights in the event of any subsequent Event of Default.  No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein.  The rights, remedies and powers of the holder hereof, as provided in this Note and in all of the other Transaction Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrower and any security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof.  If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, Borrower promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

8.           Covenants and Waivers.  In connection with any Event of Default, Borrower expressly agrees:  (i) to waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) to waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) except as expressly provided in the Transaction Documents, to waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) to waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) the liability of Borrower, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto.  Furthermore, the Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof.  Borrower agrees that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Borrower and all others now liable for all or any part of the obligations evidenced hereby.  This provision is a material inducement for Lender making the Loan to Borrower.

9.           Other General Agreements.

9.1           The Loan is a business loan which comes within the purview of Section 205/4, paragraph (1)(c) of Chapter 815 of the Illinois Compiled Statutes, as amended.  Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, etseq.

9.2           Time is of the essence hereof.

9.3           This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois (without giving effect to Illinois conflict or choice of laws principles).  This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

9.4           Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower in the conduct of its business, and by the execution of this Note, Borrower agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

9.5           This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Borrower will be disbursed in Chicago, Illinois.

9.6           If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

9.7           If the interest provisions herein or in any of the Transaction Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment.  Notwithstanding the foregoing, however, Lender may at any time and from time to time elect by notice in writing to Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence.  In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the premises are located for the use or detention of money or for forbearance in seeking its collection.

9.8           Lender may at any time assign its rights in this Note and the Transaction Documents, subject to the terms of the Loan Agreement, or any part thereof and transfer its rights in any or all of the collateral, and Lender thereafter shall be relieved from all liability with respect to such collateral.  In addition, Lender may at any time sell one or more participations in the Note subject to the terms of the Loan Agreement.  Borrower may not assign its interest in this Note, or any other agreement with Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Lender.

9.9           Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

10.           Notices.  All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses or facsimile numbers required by the Loan Agreement, or to such other addresses or facsimile numbers as Lender and Borrower may specify from time to time in writing.

11.           Consent to Jurisdiction.  TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS.  BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THE MORTGAGE AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

12.           Waiver of Jury Trial.  BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first written above.

BORROWER:

MEDIRECT LATINO INC.

By:
Its: